CAPITAL STOCK - Disclosure of detailed information about options, valuation assumptions (Details)	12 Months Ended
	Dec. 31, 2019 CAD ($) year	Dec. 31, 2018 CAD ($) year
Capital Stock [Abstract]
Expected option life (years) | year	3.70	4.67
Expected volatility	58.82%	88.62%
Expected dividend yield	$ 0	$ 0
Risk-free interest rate	1.42%	2.00%
Expected forfeiture rate	1.00%	1.00%
Fair value per share	$ 3.48	$ 1.74
Total fair value	$ 6,877,363	$ 6,069,960